DIREXION SHARES ETF TRUST

Supplement dated August 31, 2012
to the Prospectuses and Statements of Additional Information (“SAI”)
dated February 28, 2012, as supplemented May 31, 2012;
to the Prospectus and SAI dated June 15, 2012;
to the Prospectus and SAI dated June 29, 2012, as supplemented August 3, 2012;
to the Prospectus and SAI dated August 29, 2012

The Board of Trustees of the Direxion Shares ETF Trust (“Trust”) has appointed Angela Brickl, the Secretary of the Trust, to also serve as the Chief Compliance Officer (“CCO”) of the Trust.  Effective September 1, 2012, Ms. Brickl will replace Bernard “Bob” Frize as CCO of the Trust.  All references to the Trust’s CCO appearing in the Trust’s Prospectuses and SAIs are hereby revised to reflect this change.

Also, effective September 1, 2012, U.S. Bancorp Fund Services (“USBFS”), LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, will replace The Bank of New York Mellon (“BNYM”), One Wall Street, New York, New York 10286, as the Funds’ administrator.  As a result, the first two paragraphs appearing in the section of the Trust’s SAIs with the heading “Fund Administrator, Index Receipt Agent, Fund Accounting Agent, Transfer Agent and Custodian are deleted in their entirety and replaced by the following:

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ administrator.  The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as the Funds’ transfer agent, custodian and index receipt agent.  Rafferty also performs certain administrative services for the Funds.

Pursuant to an Administration Servicing Agreement between the Trust and USBFS, USBFS provides the Trust with administrative and management services (other than investment advisory services).  As compensation for these services, the Trust pays USBFS a fee based on the Trust’s total average daily net assets of 0.032% for the first $2 billion of net assets in the Trust, 0.30% on the next $2 billion in net assets, 0.25% on the next $2 billion in net assets and 0.02% on any net assets above that threshold.  USBFS also is entitled to certain out-of-pocket expenses.

Pursuant to an Accounting Agreement between the Trust and BNYM, BNYM provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports.  As compensation for these accounting services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets of 0.03% and a minimum annual complex fee of approximately $160,000. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

Pursuant to a Custodian Agreement, BNYM serves as the custodian of a Fund’s assets.  The custodian holds and administers the assets in a Fund’s portfolios.  Pursuant to the Custody Agreement, the custodian receives an annual fee based on the Trust’s total average daily net assets of 0.0075% and certain settlement charges.  The custodian also is entitled to certain out-of-pocket expenses.

All references to the Administrator in the Trust’s Prospectuses and SAIs are hereby revised to reflect this change.

For more information, please contact the Funds at (866) 851-0511.

Please retain this Supplement with the Prospectuses and SAIs.